                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                        October 7, 2003 (October 6, 2003)

                     St. Mary Land & Exploration Company
             (Exact name of registrant as pecified in its charter)

          Delaware                     001-31539                 41-0518430
(State or other jurisdiction          (Commission              (I.R.S Employer
      of incorporation)               File Number)           Identification No.)

             1776 Lincoln Street, Suite 700, Denver, Colorado 80203
            (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             The following exhibit is furnished as part of this report:

             Exhibit 99.1   Press release of St. Mary Land & Exploration
                            Company dated October 6, 2003

Item 12.  Results of Operations and Financial Condition.

          On October 6, 2003, St. Mary Land & Exploration Company issued a press release providing an update on its operations for the third quarter 2003.
As indicated in the press release, the Company has scheduled a related third quarter 2003 earnings teleconference call for November 6, 2003, at 8:00 AM
(MST). This press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ST. MARY LAND & EXPLORATION COMPANY

Date:  October 7, 2003                   By: /s/ DAVID W. HONEYFIELD
                                             -----------------------
                                             David W. Honeyfield
                                             Vice President - Finance,
                                             Secretary and Treasurer

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